Q3 Investor Presentation November 2025

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairments of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; risks and costs associated with increased leverage from the M&M Acquisition, including increased interest expense and potential reduction of business and strategic flexibility; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia-Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of weather, natural disasters, or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry, and the success of our deleveraging efforts, as well as any changes to our credit ratings; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Earnings update Key actions and near- term imperatives

Q3 2025 Results Q3 2025 Results 4 Q3 2025 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Free Cash Flow* ▪ Strong cash flow performance in Q3 ▪ On track to achieve FY2025 target range Engineered Materials (EM) ▪ Improved product mix driven by continued actions to improve pipeline quality through High Impact Programs ▪ Accelerated realization of targeted second half 2025 cost savings in Q3 Acetyl Chain (AC) ▪ Consistent operating EBITDA* margins above 20% ▪ Weaker dynamics in acetate tow and western hemisphere vinyls business ▪ Unplanned outage at the Clear Lake methanol unit Q3 results reflects robust free cash flow* generation, resilient EM performance, and continued focus on self-help measures $375 M FREE CASH FLOW* $1.34 ADJUSTED EPS* ADJUSTED EBIT* BY BUSINESS SEGMENT $200 M ENGINEERED MATERIALS $187 M ACETYL CHAIN

Q4 2025 Outlook

Q4 2025 Outlook

~ $0.85 - $1.00

ADJUSTED EPS* GUIDE

ADJUSTED EBIT* GUIDANCE BY BUSINESS SEGMENT

$165 M – $175 M	$165 M – $180 M
ENGINEERED MATERIALS	ACETYL CHAIN

Q4 2025 Focus Areas

- Ongoing focus to identify and implement actions to improve earnings
- Western hemisphere seasonality
- Demand environment across most end-markets and regions remains soft

Continued action orientation around cash generation and earnings improvement

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Celanese action plans within our leading business franchises are yielding results 6 INCREASE CASH FLOW INTENSIFY COST IMPROVEMENT DRIVE TOP LINE GROWTH to deleverage the balance sheet through supercharging the pipeline & strategic opportunities by maximizing productivity every day Engineering Materials → Improved margins through focused pipeline and High Impact Programs → Cost reductions through footprint and SG&A → Multi-year, sustainable inventory reduction program Acetyl Chain → Maximize sales opportunities in downstream products → Drive productivity through low cost, U.S. based assets and strategic footprint actions → Leverage strength of the underlying operating model Cash And Earnings Growth → Relentless focus on cost reduction opportunities → Cash generation and divestitures for continued deleveraging → Opportunistic and prudent refinancing Continue to aggressively execute against key priorities

Strategic divestiture of Micromax® business 7 “The Micromax divestiture further demonstrates our commitment to generate shareholder value by aggressively and prudently deleveraging our balance sheet. This is an important milestone in our journey as we continue to execute against our key priorities.” Scott Richardson CEO and President ~$500 million transaction price, subject to adjustment ✓ Transaction value based on proforma run-rate EBITDA of ~$40 million Transaction expected to close in Q1 2026 Intend to use the proceeds towards debt paydown

Strong execution drives free cash flow* delivery in 2025 despite weaker demand environment 8 ✓ Free cash flow* of $375 million in Q3 2025 ✓ 2025 YTD free cash flow* exceeds FY2024 ✓ Remain on track to achieve targeted $700 to $800 million FY2025 free cash flow1 generation ✓ 2025 free cash flow* yield of approximately 18 percent1 * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 1. Based on midpoint of expected 2025 free cash flow range and market capitalization as of November 5, 2025 Action orientation and differentiated business models support sustainable cash generation capabilities 2024 2025 $613 M $498 M $800 M $700 M ACTUALS Q4 2025 ESTIMATE

Maintaining strong liquidity and aligning debt maturities with cash flow generation timing

Debt Maturity Profile[1]


2025
2026
2027
2028
2029
2030
2031
2032
2033

Debt Management Principles

- Opportunistic and prudent refinancing to align with maturities
- Continually optimize blended borrowing cost across all debt
- Maintain ample liquidity
  Excess cash + $1.75 B revolver (currently undrawn)
- Maintain flexibility via prepayable / callable debt

Consistent execution against deleveraging plans

- Strong liquidity position with $1.4 B in cash and cash equivalents balance at quarter-end and $1.75 B undrawn revolving credit facility
- $150 M paid towards the five-year term loan in 3Q 2025. Incremental $200 M paid towards the five-year term loan in Q4 2025 - *$130 M remains*
- Net proceeds from Micromax divestiture planned to be utilized for near-term maturities paydown
- Self-help actions to increase earnings and free cash flow* drive incremental benefit in 2025 and beyond

[1] As of September 30, 2025

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Strong and sustainable free cash flow* generation and divestitures drive deleveraging Free Cash Flow* and Divestitures ($M) 10 Sustainable cash generation capabilities accelerate debt paydown Accelerating cash flow capabilities and strategic divestitures… * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Net Debt ($B) … increasingly deployed to deleveraging ~$3.0 B Cash Generation 2023 - 2025 ~ $500 ~$2.5 B+ of Baseline Cash Generation 2026 – 2027 Targets ~$2.0 B Reduction Net of currency impact Net of $0.6 B in dividends 2026 Sustainable FCF at low end of 2025 range – assuming similar demand 2027 Targeting growth in baseline FCF from additional cost & commercial actions and lower restructuring costs 1 2 3 0 500 1000 1500 2023 2024 2025 2026 2027 Divestitures Transaction Price $500 ~$500 ~$500 MicromaxFood Ingredients Progress towards $1.0 B divestiture objective 1000 1500 2023 2024 2025 2026 2027 $1,320 $498 $700- 800 Free Cash Flow 12/31/2022 9/30/2025 12/31/2027 $13.2 $11.4 Targeted < $9 ~$2.5 B Reduction Targeting virtually all cash proceeds deployed to deleveraging Est. ~

$15 $30 - $50 $20 - $30 $80 Actions expected to deliver $120 M cost savings in 2025, with future incremental opportunities of $50 M - $100 M 11 Near Term Cost Reductions Engineered Materials Complexity Reduction Targeted Productivity $80 - $100 million of targeted annualized savings primarily through headcount reduction Ongoing AC plant and distribution productivity in 2025 and evaluation of additional opportunities $50 - $100 million of targeted annualized savings primarily through distribution network improvements, footprint actions, and SG&A realization began in Q1 2025 of identified initiatives initiatives under review Cost Reduction Initiatives Cost Reduction Realization Targets by Year ($M) 2025 Expected In-Year Realization: $120 M Cost reductions are helping to set a firm foundation for long-term growth $25 Lanaken closure + additional initiatives under review $10 - $20

Lanaken site closure would help advance acetate tow business to next phase of value creation 12 → Optimizes CE’s global acetate tow footprint → Drives productivity by lowering overall network cost profile → Strengthens the global integrated operating model of the Acetyl Chain → Maintains sales opportunities via network of warehouses, sales, and service centers Celanese continues to intensify cost reductions while aligning footprint with demand dynamics Strategic action in Acetate Tow: LANAKEN NARROWS NANTONG ZHUHAI KUNMING CHINA JOINT VENTURES Manufacturing Sites Commercial center (8) Joint Venture Sites (3) Tow Warehousing (9) Headquarters Flake + Tow Production PREVIOUS : FLAKE FUTURE: TOW Service Center (2) 2023+ STRATEGIC ACCOMPLISHMENTS 2025+ ACCELERATING LONG TERM VALUE CREATION ✓ Segment integration into the Acetyl Chain ✓ Commercial reset ✓ Footprint optimization ✓ Enhanced productivity ✓ Higher flexibility to adapt to market dynamics RESULTING CHANGES TO PRODUCT FLOWS

Acetyl Chain: Highly Diverse Mix Across Product, End-Market, and Geographies

Acetyls chemistry supports everyday life

Food & Agriculture

- Food additives
- Thickening agents
- Crop protection
- Dust control



Building & Construction

- Paints & coatings
- Cement additives
- Waterproofing
- External insulation



Medical & Pharmaceutical

- Medicine production
- Disinfection & sterilization
- Cosmetics Hygiene



Automotive & Industrials

- Safety glass
- Inks & solvents
- Solar PV[1] cells
- Glassfiber



Packaging & Paper

- Adhesives
- Coatings
- Food packaging
- Surface protection



Enables Business Resiliency Across Market Cycles

Note: [1] Photovoltaic

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14 Acetyl Chain well-positioned to capture any recovery in building and construction through downstream applications Redispersible powders and emulsion dispersions are essential additives for construction applications REDISPERSIBLE POWDERS EMULSION POLYMERS → AC has evolved portfolio mix towards differentiated downstream applications → Grades developed by our technical teams enable customers to enhance critical properties in their applications → Flexible model imparts operational leverage to drive earnings growth as demand improves, particularly in derivatives

EM uniquely positioned as a solutions provider across industries

Broadest Polymer Portfolio

Category	Brands
HIGH PERFORMANCE POLYMERS	Vectra® | Zenite®
	Fortron®
	Frianyl® XT | Celanyl® XT | Zytel®
	Thermx®
	Zytel®
ENGINEERING POLYMERS	Frianyl® | Celanyl® | Zytel®
	Impet® | Rynite® | Mylar® | Melinex®
	Celanex® | Vandar® | Crastin®
	Hostaform® | Celcon® | Amcel®
	Celstran®
	GUR®
	Polifor® | Talcoprene® | Tecnoprene®
	Ateva® | VitalDose®
ELASTOMERS	Vamac®
	Hytrel®
	Santoprene®
	Laprene® | Sofprene®
BIO POLYMERS	Clarifoil®

Leading Application Development Capabilities

- → 16 global technical centers
- → Focused pipeline process
- → Material solution experts
- → 100+ years of polymer expertise

CHEMILLE – AskChemille.com

- ✓ Intelligent search platform enabling selection of material solution for specific requirements

DESIGN AND PROTOTYPING

- ✓ Certified experts to accelerate design consultation, prototyping, simulation

MATERIAL PROCESSING

- ✓ Support trials, training and optimizing process conditions

PART TESTING

- ✓ Predict part performance in real-life applications

High Impact Programs (HIPs) – high performance, demanding projects that drive higher margins



AUTOMOTIVE AND AUTONOMOUS MOBILITY



ELECTRIFICATION AND CONNECTIVITY



MEDICAL



FOOTWEAR



DRONES



NEOLAST

HIPs expected to account for approximately half of EM's growth through 2030

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Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 16 Leadership driving change Actions underway to deliver near-term earnings improvement Strong earnings leverage as demand recovers Laser focused on deleveraging History of innovation as customer solutions provider Attractive valuation with upside potential for stock

Upcoming Investor Relations Events 17 Nov 13 Baird Conference, Chicago Dec 2 Citi Conference, New York Nov 18 Fireside Chat with J.P. Morgan Dec 3 Goldman Sachs Conference, New York Nov 12 Morgan Stanley Conference, Boston